SEPTEMBER 28, 2017

SUPPLEMENT TO THE FOLLOWING SUMMARY PROSPECTUSES DATED MAY 1, 2017:

HARTFORD BALANCED HLS FUND	HARTFORD MIDCAP HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND	HARTFORD MIDCAP VALUE HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND	HARTFORD SMALL/MID CAP EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND	HARTFORD STOCK HLS FUND
HARTFORD GLOBAL GROWTH HLS FUND	HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND	HARTFORD ULTRASHORT BOND HLS FUND
HARTFORD HEALTHCARE HLS FUND	HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND	HARTFORD VALUE HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

(EACH A, “FUND”)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

The following information is added to the section entitled “Purchase and Sale of Fund Shares” in the Fund’s summary section:

Effective as of the close of business on December 31, 2017, the Fund is closed to new qualified pension and retirement plans. No purchases will be allowed by qualified pension and retirement plans, other than as follows: (i) purchases by qualified pension or retirement plans that hold shares of the Fund as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain qualified pension or retirement plans that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7341	September 2017